                                                                     EXHIBIT 4.2


                           SEAGATE TECHNOLOGY, INC.

                       OFFICERS' CERTIFICATE PURSUANT TO
                         SECTION 301 OF THE INDENTURE

                                 MARCH 4, 1997


     Alan F. Shugart and James A. Taylor do hereby certify that we are the duly appointed President, Chief Executive Officer and Chairman of the Board of Directors and Vice President, Finance and Treasurer, respectively, of Seagate Technology, Inc., a Delaware corporation. We further certify, pursuant to resolutions of the Board of Directors and the Debt Securities Committee adopted on January 28, 1997 and February 27, 1997, respectively (copies of which are attached hereto as Exhibits A-1 and A-2), that pursuant to Section 301 of the Indenture, dated as of March 1, 1997 (the "Indenture") between the Company and First Trust of California, National Association, as Trustee, four series of debt securities of the Company are hereby established, each with the following respective terms and provisions:

I.   7.125% Senior Notes due 2004.

     1. The title of such series of Securities shall be the "7.125% Senior Notes due 2004" (the "2004 Notes"). The price at which the 2004 Notes shall be issued is 99.825%.

     2. The aggregate principal amount of the 2004 Notes that may be authenticated and delivered under the Indenture shall be $200,000,000 (except for 2004 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2004 Notes pursuant to Sections 304, 305, 306, 906 and 1007 of the Indenture, and except for any 2004 Notes which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

     3. Interest on the 2004 Notes shall be payable to the Persons in whose names the 2004 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

     4. The Stated Maturity of the 2004 Notes on which the principal thereof is due and payable is March 1, 2004.

     5. The 2004 Notes shall bear interest at 7.125% per annum from March 1, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on March 1 and September 1 of each year (each, an "Interest Payment Date"), commencing September 1, 1997, to the Person in whose name the 2004 Note (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall initially be February 15 or August 15 (as the case may be), whether or not a

Business Day, immediately preceding such Interest Payment Date. Interest on the 2004 Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

     6. The 2004 Notes shall be issued in the form of one Global Note (the "Global 2004 Note"). So long as the 2004 Notes shall be issued in whole in the form of the Global 2004 Note, the principal of, premium, if any, and interest, if any, on the 2004 Notes shall be paid in immediately available funds to the Depositary or a nominee of the Depositary. If at any time the 2004 Notes are no longer represented by the Global 2004 Note and are issued in definitive form ("Certificated 2004 Notes"), then the principal of, premium, if any, and interest, if any, on each Certificated 2004 Note at Maturity shall be paid to the Holder upon surrender of such Certificated 2004 Note at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota, provided that such Certificated 2004 Note is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2004 Notes other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2004 Notes shall be registrable on the Securities Register upon the surrender of the 2004 Notes for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota.

     7. The 2004 Notes are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of (i) 100% of their principal amount, plus accrued interest to the Redemption Date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus ten (10) basis points.

          "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2004 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2004 Notes. "Independent Investment Banker" means Morgan Stanley & Co.

Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, another independent investment banking institution of national standing appointed by the Trustee.

          "Comparable Treasury Price" means, with respect to any Redemption Date
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

          "Reference Treasury Dealer" means (i) each of Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     In the event that the Company elects to redeem the 2004 Notes at a Redemption Price determined as provided in clause (ii) of the first paragraph of this Section 7, the Trustee shall, instead of specifying the Redemption Price in such redemption notice, specify the manner in which the Redemption Price shall be calculated under this Section 7 and provide a numerical example of such calculation in the manner set forth above using the date of the notice of redemption instead of the Redemption Date.

     8. The 2004 Notes are not subject to any sinking fund or analogous provisions. The 2004 Notes will not be redeemable at the option of the Holder thereof prior to Maturity.

     9. The 2004 Notes shall be issuable only in denominations of $1,000 and any integral multiple thereof.

     10. The 2004 Notes may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2004 Notes will only be made in currency of the United States.

     11. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2004 Notes may not be determined with reference to an index, formula or other method.

     12. The payment of principal of, premium, if any, or interest on the 2004 Notes will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

     13. One hundred percent (100%) of the principal amount of the 2004 Notes will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

     14.  The 2004 Notes may not be converted into other securities or property.

     15. Sections 1008 and 1009 of the Indenture will apply to the 2004 Notes without variation.

     16. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2004 Notes.

     17. The Depositary for the Global 2004 Note shall be The Depository Trust Company, a New York Corporation ("DTC"). The 2004 Notes will be represented by one Global 2004 Note registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2004 Note may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

     18.  The Trustee will also act as the Security Registrar and the Paying
Agent.

     19. There are no Events of Default with respect to the 2004 Notes that are in addition to the Events of Default contained in the Indenture.

II.  7.37% Senior Notes due 2007.

     1. The title of such series of Securities shall be the "7.37% Senior Notes due 2007" (the "2007 Notes"). The price at which the 2007 Notes shall be issued is 100%.

     2. The aggregate principal amount of the 2007 Notes that may be authenticated and delivered under the Indenture shall be $200,000,000 (except for 2007 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2007 Notes pursuant to Sections 304, 305, 306, 906 and 1007 of the Indenture, and except for any 2007 Notes which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

     3. Interest on the 2007 Notes shall be payable to the Persons in whose names the 2007 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

     4. The Stated Maturity of the 2007 Notes on which the principal thereof is due and payable is March 1, 2007.

     5. The 2007 Notes shall bear interest at 7.37% per annum from March 1, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on March 1 and September 1 of each year (each, an "Interest Payment Date"), commencing September 1, 1997, to the Person in whose name the 2007 Note (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall initially be February 15 or August 15 (as the case may be), whether or not a Business Day, immediately preceding such Interest Payment Date. Interest on the 2007 Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

     6. The 2007 Notes shall be issued in the form of one Global Note (the "Global 2007 Note"). So long as the 2007 Notes shall be issued in whole in the form of the Global 2007 Note, the principal of, premium, if any, and interest, if any, on the 2007 Notes shall be paid in immediately available funds to the Depositary (as defined below) or a nominee of the Depositary. If at any time the 2007 Notes are no longer represented by the Global 2007 Note and are issued in definitive form ("Certificated 2007 Notes"), then the principal of, premium, if any, and interest, if any, on each Certificated 2007 Note at Maturity shall be paid to the Holder upon surrender of such Certificated 2007 Note at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota, provided that such Certificated 2007 Note is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2007 Notes other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2007 Notes shall be registrable on the Securities Register upon the surrender of the 2007 Notes for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota.

     7. The 2007 Notes are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of (i) 100% of their principal amount, plus accrued interest to the Redemption Date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus ten (10) basis points.

          "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2007 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2007 Notes. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, another independent investment banking institution of national standing appointed by the Trustee.

          "Comparable Treasury Price" means, with respect to any Redemption Date
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

          "Reference Treasury Dealer" means (i) each of Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. and their respective successors;
provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     In the event that the Company elects to redeem the 2007 Notes at a Redemption Price determined as provided in clause (ii) of the first paragraph of this Section 7, the Trustee shall, instead of specifying the Redemption Price in such redemption notice, specify the manner in which the Redemption Price shall be calculated under this Section 7 and provide a numerical example of such calculation in the manner set forth above using the date of the notice of redemption instead of the Redemption Date.

     8. The 2007 Notes are not subject to any sinking fund or analogous provisions. The 2007 Notes will not be redeemable at the option of the Holder thereof prior to Maturity.

     9. The 2007 Notes shall be issuable only in denominations of $1,000 and any integral multiple thereof.

     10. The 2007 Notes may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2007 Notes will only be made in currency of the United States.

     11. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2007 Notes may not be determined with reference to an index, formula or other method.

     12. The payment of principal of, premium, if any, or interest on the 2007 Notes will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

     13. One hundred percent (100%) of the principal amount of the 2007 Notes will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

     14.  The 2007 Notes may not be converted into other securities or property.

     15. Sections 1008 and 1009 of the Indenture will apply to the 2007 Notes without variation.

     16. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2007 Notes.

     17. The Depositary for the Global 2007 Note shall be The Depository Trust Company, a New York Corporation ("DTC"). The 2007 Notes will be represented by one Global 2007 Note registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2007 Note may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

     18.  The Trustee will also act as the Security Registrar and the Paying
Agent.

     19. There are no Events of Default with respect to the 2007 Notes that are in addition to the Events of Default contained in the Indenture.

III.  7.875% Senior Debentures due 2017.

     1. The title of such series of Securities shall be the "7.875% Senior Debentures due 2017" (the "2017 Debentures"). The price at which the 2017 Debentures shall be issued is 99.850%.

     2. The aggregate principal amount of the 2017 Debentures that may be authenticated and delivered under the Indenture shall be $100,000,000 (except for 2017 Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2017 Debentures pursuant to Sections 304, 305, 306, 906 and 1007 of the Indenture, and except for any 2017 Debentures which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

     3. Interest on the 2017 Debentures shall be payable to the Persons in whose names the 2017 Debentures (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

     4. The Stated Maturity of the 2017 Debentures on which the principal thereof is due and payable is March 1, 2017.

     5. The 2017 Debentures shall bear interest at 7.875% per annum from March 1, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on March 1 and September 1 of each year (each, an "Interest Payment Date"), commencing September 1, 1997, to the Person in whose name the 2017 Debenture (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall initially be February 15 or August 15 (as the case may be), whether or not a Business Day, immediately preceding such Interest Payment Date. Interest on the 2017 Debentures shall be calculated on the basis of a 360-day year of twelve 30-day months.

     6. The 2017 Debentures shall be issued in the form of one Global Note (the "Global 2017 Debenture"). So long as the 2017 Debentures shall be issued in whole in the form of the Global 2017 Debenture, the principal of, premium, if any, and interest, if any, on the 2017 Debentures shall be paid in immediately available funds to the Depositary (as defined below) or a nominee of the Depositary. If at any time the 2017 Debentures are no longer represented by the Global 2017 Debenture and are issued in definitive form ("Certificated 2017 Debentures"), then the principal of, premium, if any, and interest, if any, on each Certificated 2017 Debenture at Maturity shall be paid to the Holder upon surrender of such Certificated 2017 Debenture at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota, provided that such Certificated 2017 Debenture is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2017 Debentures other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2017 Debentures shall be registrable on the Securities Register upon the surrender of the 2017 Debentures for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota.

     7. The 2017 Debentures are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of (i) 100% of their principal amount, plus accrued interest to the Redemption Date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus ten (10) basis points.

          "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2017 Debentures that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2017 Debentures. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, another independent investment banking institution of national standing appointed by the Trustee.

          "Comparable Treasury Price" means, with respect to any Redemption Date
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

          "Reference Treasury Dealer" means (i) each of Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     In the event that the Company elects to redeem the 2017 Debentures at a Redemption Price determined as provided in clause (ii) of the first paragraph of this Section 7, the Trustee shall, instead of specifying the Redemption Price in such redemption notice, specify the manner in which the Redemption Price shall be calculated under this Section 7 and provide a numerical example of such calculation in the manner set forth above using the date of the notice of redemption instead of the Redemption Date.

     8. The 2017 Debentures are not subject to any sinking fund or analogous provisions. The 2017 Debentures will not be redeemable at the option of the Holder thereof prior to Maturity.

     9. The 2017 Debentures shall be issuable only in denominations of $1,000 and any integral multiple thereof.

     10. The 2017 Debentures may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2017 Debentures will only be made in currency of the United States.

     11. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2017 Debentures may not be determined with reference to an index, formula or other method.

     12. The payment of principal of, premium, if any, or interest on the 2017 Debentures will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

     13. One hundred percent (100%) of the principal amount of the 2017 Debentures will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

     14. The 2017 Debentures may not be converted into other securities or property.

     15. Sections 1008 and 1009 of the Indenture will apply to the 2017 Debentures without variation.

     16. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2017 Debentures.

     17. The Depositary for the Global 2017 Debenture shall be The Depository Trust Company, a New York Corporation ("DTC"). The 2017 Debentures will be represented by one Global 2017 Debenture registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2017 Debenture may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

     18.  The Trustee will also act as the Security Registrar and the Paying
Agent.

     19. There are no Events of Default with respect to the 2017 Debentures that are in addition to the Events of Default contained in the Indenture.


IV.  7.45% Senior Debentures due 2037.

     1. The title of such series of Securities shall be the "7.45% Senior Debentures due 2037" (the "2037 Debentures"). The price at which the 2037 Debentures shall be issued is 100%.

     2. The aggregate principal amount of the 2037 Debentures that may be authenticated and delivered under the Indenture shall be $200,000,000 (except for 2037 Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2037 Debentures pursuant to Sections 304, 305, 306, 906, 1007 and 1404 of the Indenture, and except for any 2037 Debentures which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

     3. Interest on the 2037 Debentures shall be payable to the Persons in whose names the 2037 Debentures (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

     4. The Stated Maturity of the 2037 Debentures on which the principal thereof is due and payable is March 1, 2037.

     5. The 2037 Debentures shall bear interest at 7.45% per annum from March 1, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on March 1 and September 1 of each year (each, an "Interest Payment Date"), commencing September 1, 1997, to the Person in whose name the 2037 Debenture (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall initially be February 15 or August 15 (as the case may be), whether or not a Business Day, immediately preceding such Interest Payment Date. Interest on the 2037 Debentures shall be calculated on the basis of a 360-day year of twelve 30-day months.

     6. The 2037 Debentures shall be issued in the form of one Global 2037 Debenture (the "Global 2037 Debenture"). So long as the 2037 Debentures shall be issued in whole in the form of the Global 2037 Debenture, the principal of, premium, if any, and interest, if any, on the 2037 Debentures shall be paid in immediately available funds to the Depositary (as defined below) or a nominee of the Depositary. If at any time the 2037 Debentures are no longer represented by the Global 2037 Debenture and are issued in definitive form ("Certificated 2037 Debentures"), then the principal of, premium, if any, and interest, if any, on each Certificated 2037 Debenture at Maturity shall be paid to the Holder upon surrender of such Certificated 2037 Debenture at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota, provided that such Certificated 2037 Debenture is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2037 Debentures other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2037 Debentures shall be registrable on the Securities Register upon the surrender of the 2037 Debentures for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of First Trust of New York, National Association, an Affiliate of the Trustee) or the principal office of First Trust National Association, an Affiliate of the Trustee, in St. Paul, Minnesota.

     7. The 2037 Debentures are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of (i) 100% of their principal amount, plus accrued interest to the Redemption Date, (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus ten (10) basis points, calculated as if the principal amount were payable in full on March 1, 2009, or (iii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus ten (10) basis points.

          "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2037 Debentures (determined as if the 2037 Debentures mature on March 1, 2009 for the purposes of clause (ii) of the first paragraph of this Section 7) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2037 Debentures (determined as if the 2037 Debentures mature on March 1, 2009 for the purposes of clause (ii) of the first paragraph of this Section 7). For purposes of clause (iii) of the first paragraph of this Section 7, prior to 2008 the Comparable Treasury Issue shall be deemed to be the most recently issued 30-year United States Treasury security. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, another independent investment banking institution of national standing appointed by the Trustee.

          "Comparable Treasury Price" means, with respect to any Redemption Date
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

          "Reference Treasury Dealer" means (i) each of Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     In the event that the Company elects to redeem the 2037 Debentures at a Redemption Price determined as provided in clause (ii) of the first paragraph of this Section 7, the Trustee shall, instead of specifying the Redemption Price in such redemption notice, specify the manner in which the Redemption Price shall be calculated under this Section 7 and provide a numerical example of such calculation in the manner set forth above using the date of the notice of redemption instead of the Redemption Date.

     8. The 2037 Debentures are not subject to any sinking fund or analogous provisions.

     The 2037 Debentures will be redeemable on March 1, 2009, at the option of the Holders thereof, at 100% of their principal amount, together with interest payable to the Repayment Date. Less than the entire principal amount of any 2037 Debenture may be redeemed, provided the principal amount which is to be redeemed is equal to $1,000 or an integral of $1,000.

     So long as the 2037 Debentures shall be issued in the form of a Global 2037 Debenture, the Depositary or its nominee, as registered holder of the 2037 Debentures, will be entitled to tender the 2037 Debentures on March 1, 2009 for repayment. During the period from and including January 1, 2009 to and including February 1, 2009, the Depositary will receive instructions from its participants (acting on behalf of owners of beneficial interests in the 2037 Debentures) to tender the 2037 Debentures for repayment under the Depositary's procedures. Such tenders for repayment will be made by the Depositary, provided that the Depositary receives instructions from tendering participants by Noon on February 1, 2009. The Depositary will notify the Paying Agent designated pursuant to the Indenture by the close of business on February 1, 2009 as to the aggregate principal amount of the 2037 Debentures, if any, for which the Depositary shall have received instructions to tender for repayments.

     If at any time the 2037 Debentures are no longer represented by the Global 2037 Debenture and are issued in the form of Certificated 2037 Debentures, tenders for repayment of any 2037 Debenture on March 1, 2009 shall be made in accordance with the following procedures. The Company must receive at the principal office of the Paying Agent, during the period from and including January 1, 2009 to and including February 1, 2009: (i) the 2037 Debenture with the form entitled "Option to Elect Repayment" on the reverse of the 2037 Debenture duly completed; or (ii)(x) a telegram, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or a trust company in the United States of America, setting forth the name of the registered Holder of the 2037 Debenture, the principal amount of the 2037 Debenture, the amount of the 2037 Debenture to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the 2037 Debenture to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the 2037 Debenture duly completed, will be received by the Company not later that five Business Days after the date of such telegram, facsimile transmission or letter; and (y) such 2037 Debenture and form duly completed are received by the Company by such fifth Business Day. Any such notice received by the Company during the period from and including January 1, 2009 to and including February 1, 2009 shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and the acceptance of any 2037 Debenture for repayment will be determined by the Company, whose determination will be final and binding. For purposes of this paragraph, if February 1, 2009 is not a Business Day, it shall be deemed to refer to the next succeeding Business Day.

     9. The 2037 Debentures shall be issuable only in denominations of $1,000 and any integral multiple thereof.

     10. The 2037 Debentures may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2037 Debentures will only be made in currency of the United States.

     11. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2037 Debentures may not be determined with reference to an index, formula or other method.

     12. The payment of principal of, premium, if any, or interest on the 2037 Debentures will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

     13. One hundred percent (100%) of the principal amount of the 2037 Debentures will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

     14. The 2037 Debentures may not be converted into other securities or property.

     15. Sections 1008 and 1009 of the Indenture will apply to the 2037 Debentures without variation.

     16. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2037 Debentures.

     17. The Depositary for the Global 2037 Debenture shall be The Depository Trust Company, a New York Corporation ("DTC"). The 2037 Debentures will be represented by one Global 2037 Debenture registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2037 Debenture may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

     18.  The Trustee will also act as the Security Registrar and the Paying
Agent.

     19. There are no Events of Default with respect to the 2037 Debentures that are in addition to the Events of Default contained in the Indenture.

V. In rendering this Officers' Certificate, each of undersigned has read the Indenture, including Sections 102, 201, 301 and 303 thereof, and has made such examinations and investigations which, in his or her opinion, are necessary to enable such person to express an informed opinion as to whether all covenants and conditions required under the Indenture to be complied with or satisfied in connection with the Trustee's authentication and delivery of the 2004 Notes, the 2007 Notes, the 2017 Debentures and the 2037 Debentures have been complied with or satisfied, and, in such person's opinion, all such covenants and conditions have been complied with and satisfied.

     Attached hereto as Exhibits B-1, B-2, B-3, and B-4 are the forms of Global
                        ------------  ---  ---      ---
2004 Note, Global 2007 Note, Global 2017 Debenture and Global 2037 Debenture (together, the "Global Securities"). We further approve all of the terms and conditions set forth on or referred to in the attached forms of Global Securities. In the event that Certificated 2004 Notes, Certificated 2007 Notes, Certificated 2017 Debentures or Certificated 2037 Debentures (together, the "Certificated

Securities") are issued in exchange for a Global Security, the respective form of certificate evidencing the Certificated Security shall be in substantially the form of the attached Global Security, with such grammatical and other changes as are necessary to evidence the Securities in definitive form rather than as Global Securities.

     Capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the undersigned have executed this certificate as of the date set forth above.


                            SEAGATE TECHNOLOGY, INC.



                            By:  /S/ ALAN F. SHUGART
                                 -----------------------------------------------
                                 Alan F. Shugart
                                 President, Chief Executive Officer and Chairman of the Board of Directors




                            By:  /S/ JAMES A. TAYLOR
                                 -----------------------------------------------
                                 James A. Taylor
                                 Vice President, Finance and Treasurer